UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2021 (July 16, 2021)

IONIX TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000- 54485	45-0713638
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Rm 608, Block B, Times Square, No. 50 People Road, Zhongshan District,

Dalian City, Liaoning Province, China 116001

(Address of principal executive offices, including zip code)

+86-411-88079120

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:         None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of the principal U.S. market
Common Stock, par value $0.0001 per share	IINX	OTCQB marketplace of OTC Markets, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm.

Effective July 16, 2021, Ionix Technology, Inc., a Nevada corporation (the “Company”) dismissed Prager Metis CPAs LLC (“Prager”) as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Company’s Audit Committee and Board of Directors.

Prager’s report on the Company’s financial statements as of and for the fiscal years ended June 30, 2020 and June 30, 2019 (which included an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern) did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

As of the date of the dismissal, Prager did not complete its audit of the Company’s consolidated financial statements for the fiscal year ended June 30, 2021. Since Prager’s appointment on October 16, 2018, and through the date of the dismissal, there were (i) no disagreements with Prager on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, which disagreements if not resolved to their satisfaction would have caused Prager to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such periods, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Prager with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Prager furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Prager’s letter dated July 20, 2021, is filed as Exhibit 16.1 hereto.

(b)	Engagement of New Independent Registered Public Accounting Firm.

Effective July 16, 2021, the Company engaged TAAD LLP (“TAAD”) as the Company’s new independent registered public accounting firm. The decision to change accountants was approved by the Company’s Audit Committee and Board of Directors.

During the two most recent fiscal years ended June 30, 2021 and June 30, 2020 and during the subsequent interim period from June 30, 2021 through July 16, 2021, neither the Company nor anyone on its behalf consulted TAAD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that TAAD concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
16.1*	Letter from Prager Metis CPAs LLC, dated July 20, 2021

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ionix Technology, Inc.

Date: July 20 , 2021	By	/s/ Cheng Li
Cheng Li
Duly Authorized officer, Chief Executive Officer